SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 16, 2011

priceline.com Incorporated

(Exact name of registrant as specified in its charter)

Delaware	0-25581	06-1528493
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Connecticut Avenue, Norwalk, Connecticut	06854
(Address of principal office)	(zip code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 16, 2011, the Board of Directors of priceline.com Incorporated (the “Company”) approved an amendment to the Company’s Bylaws to provide for the election of directors by the affirmative vote of the majority of votes cast at an annual meeting of stockholders in uncontested director elections.

Prior to February 16, 2011, the Company’s Bylaws provided for the election of directors by the affirmative vote of a plurality of votes cast at an annual meeting in uncontested director elections.  Directors shall continue to be elected by a plurality of the votes cast at any annual meeting of stockholders for which the number of nominees exceeds the number of directors to be elected.

Item 9.01.              Financial Statements and Exhibits

(d) Exhibits

3.1	Certificate of Amendment to the Bylaws of priceline.com Incorporated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRICELINE.COM INCORPORATED

	By:	/s/ Daniel J. Finnegan
Name: Daniel J. Finnegan.
Title: Chief Financial Officer

Date: February 22, 2011

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to the Bylaws of priceline.com Incorporated.